EXECUTION COPY

AMENDMENT NO. 5

Dated as of March 24, 2017

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 4, 2015

THIS AMENDMENT NO. 5 (this “Amendment”) is made as of March 24, 2017 by and among PTC Inc., a Massachusetts corporation (the “Parent”), PTC (IFSC) Limited, an entity organized under the laws of the Republic of Ireland (the “Irish Borrower” and, together with the Parent, the “Borrowers”), the Lenders listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent’), under that certain Amended and Restated Credit Agreement, dated as of November 4, 2015, by and among the Parent, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Parent has requested that the Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement; and

WHEREAS, the Borrowers, the requisite Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following new term and related definition in the appropriate alphabetical order:

“Amendment No. 5 Effective Date” means March 24, 2017.

(b) The definition of “Aggregate Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended to restate the last sentence thereof to read as follows: “As of the Amendment No. 5 Effective Date, the Aggregate Commitment is $600,000,000”.

(c) The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended to (i) replace the reference to “Amendment No. 2 Effective Date” set forth in the penultimate sentence thereof with “Amendment No. 5 Effective Date” and (ii) amend and restate the last sentence thereof to read as follows: “The aggregate amount of the Lenders’ Commitments as of the Amendment No. 5 Effective Date is $600,000,000.”

(d) Clause (A) of the proviso to clause (a)(vi) of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated, with effect from (and including) December 31, 2016, to read as follows: “for purposes of determining Consolidated EBITDA for any period that includes the fiscal quarters ended April 2, 2016, July 2, 2016 and/or September 30, 2016, the aggregate amount added to Consolidated EBITDA in respect of such fiscal quarters pursuant to this clause (a)(vi) shall not exceed $4,579,000, $2,815,000 and $31,732,000, respectively,”.

(e) The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby further amended:

(i) to delete the following parenthetical appearing therein: “(to the extent such increase occurs during the eight (8) consecutive full fiscal quarters following the Effective Date)”;

(ii) to amend and restate clause (B) of the proviso in clause (a)(xi) thereof to read as follows:

“(B) the first, second and third fiscal quarters of each fiscal year of the Parent shall be deemed to end on January 2, April 2 and July 2, respectively, of such fiscal year for purposes of determining any such net increase in the amount of consolidated deferred revenue for such fiscal quarters pursuant to this clause (xi)”

(iii) to amend and restate the phrase “to the extent included in Consolidated Net Earnings for such period, non-recurring gains not incurred in the ordinary course of business” to read as follows: “to the extent included in Consolidated Net Earnings for such period, (1) non-recurring gains not incurred in the ordinary course of business and (2) the net decrease, if any, in the amount of consolidated deferred revenue during such period, as reflected on the balance sheets of the Companies required to be delivered pursuant to Section 5.03(a) or 5.03(b); provided, that, (A) in the case of any Acquisition or any other acquisition of all or substantially all the Equity Interests in, or all or substantially all the assets of (or the assets constituting a business unit, division, product line or line of business of), any Person permitted hereunder consummated during such period, any such decrease attributable to the Persons or assets subject thereto shall be determined only from and after the consummation thereof and (B) the first, second and third fiscal quarters of each fiscal year of the Parent shall be deemed to end on January 2, April 2 and July 2, respectively, of such fiscal year for purposes of determining any such net decrease in the amount of consolidated deferred revenue for such fiscal quarters pursuant to this clause (2)”.

(f) The term “Covenant Modification Trigger Event” and its related definition set forth in Section 1.01 of the Credit Agreement are hereby deleted in their entirety.

(g) The definition of “Foreign Currency Sublimit” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the figure “$500,000,000” set forth therein with “$350,000,000”.

(h) Section 1.04 of the Credit Agreement is hereby amended to add the following new clause (iii) to the penultimate sentence thereof (and to make any related punctuation and grammatical changes as a result thereof):

(iii) without giving effect to ASU No. 2014-09, Revenue From Contracts With Customers (Topic 606) (or any other accounting standards codification or financing accounting standard having a similar result or effect) in respect of revenue recognition

(i) Clause (a) of Section 5.07 of the Credit Agreement is hereby amended and restated to read as follows:

Total Leverage Ratio. The Parent shall not suffer or permit the Total Leverage Ratio to exceed 4.50 to 1.00 as of the last day of any fiscal quarter of the Parent.

(j) Clause (b) of Section 5.07 of the Credit Agreement is hereby amended to delete the phrase “, on and after the Covenant Modification Trigger Event,” set forth therein.

(k) Schedule 2.01 of the Credit Agreement is hereby amended and restated to read as set forth on Schedule 2.01 hereto.

(l) the form of the Compliance Certificate set forth on Exhibit E to the Credit Agreement is hereby amended to add the following new clause (6) thereto:

(6) If this Certificate is being delivered in respect of the first, second or third fiscal quarter of the Parent, set forth on Attachment II hereto is the net increase or net decrease, as applicable, of consolidated deferred revenue attributable to each additional date deemed to be included in such fiscal quarter pursuant to clause (a)(xi)(B) or (b)(2)(B) of the “Consolidated EBITDA” definition set forth in the Credit Agreement.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts to this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) from the Parent, for the account of each Lender signatory hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to $10,000 and (iii) to the extent invoiced no less than one (1) Business Day prior to the date hereof, payment and/or reimbursement of the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrowers. Each of the Borrowers hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.

(b) As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof (or, if a representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such specific date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.

(d) This Amendment is a Loan Document.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or other electronic imaging shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PTC INC., as the Parent

By: _/s/Stephen G. Bouchard____________
Name: Stephen G. Bouchard
Title: Treasurer

PTC (IFSC) LIMITED, as the Irish Borrower

By: _/s/Eamonn Clarke___________
Name: Eamonn Clarke
Title: Director

Signature Page to Amendment No. 5 to
Amended and Restated Credit Agreement
PTC Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By:___/s/Daglas P. Panchal________________
Name: Daglas P. Panchal
Title: Executive Director

Signature Page to Amendment No. 5 to
Amended and Restated Credit Agreement
PTC Inc.

KEYBANK NATIONAL ASSOCIATION

By ___/s/David A. Wild__________________
Name: David A. Wild
Title: Senior Vice President

Signature Page to Amendment No. 5 to
Amended and Restated Credit Agreement
PTC Inc.

Fifth Third Bank

By __/s/Glen Mastey___________________
Name: Glen Mastey
Title: Managing Director

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Signature Page to Amendment No. 5 to
Amended and Restated Credit Agreement
PTC Inc.

Name of Lender:

HSBC Bank USA, National Association

By __/s/Elise M. Russo_________________
Name: Elise M. Russo
Title: Senior Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Citizens Bank N.A.

By _/s/Patricia F. Grieve____________________
Name: Patricia F. Grieve
Title: Vice President

Name of Lender:

ROYAL BANK OF CANADA

By __/s/Theodore Brown___________________
Name: Theodore Brown
Title: Authorized Signatory

Name of Lender:

SANTANDER BANK, N.A.

By _/s/Andres Barbosa______________
Name: Andres Barbosa
Title: Executive Director

Name of Lender:

TD BANK, N.A.

By __/s/Alan Garson __
Name: Alan Garson
Title: Senior Vice President

Name of Lender:

BARCLAYS BANK PLC

By __/s/May Huang__________________
Name: May Huang
Title: Assistant Vice President

Name of Lender:

SunTrust Bank

By __/s/Jason Crowley____________
Name: Jason Crowley
Title: Vice President

Name of Lender:

U.S. BANK NATIONAL ASSOCIATION

By __/s/Brian Seipke_________________
Name: BRIAN SEIPKE
Title: VICE PRESIDENT

Name of Lender: Wells Fargo Bank N.A.

By __/s/Kieran Mahon______________
Name: Kieran Mahon
Title: Director

SILICON VALLEY BANK

By __/s/Kristy Vlahos_____________
Name: Kristy Vlahos
Title: Director

Name of Lender:

The Huntington National Bank

By __/s/Jared Shaner_____________
Name: Jared Shaner
Title: Vice President

Name of Lender:

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, AS LENDER

By __/s/Kathryn Williams_____________
Name: Kathryn Williams
Title: Vice President

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT

JPMORGAN CHASE BANK, N.A.	$52,000,000

KEYBANK NATIONAL ASSOCIATION	$52,000,000

FIFTH THIRD BANK	$44,000,000

HSBC BANK USA, NATIONAL ASSOCIATION	$44,000,000

CITIZENS BANK, N.A.	$44,000,000

ROYAL BANK OF CANADA	$44,000,000

SANTANDER BANK, N.A.	$44,000,000

TD BANK, N.A.	$44,000,000

BARCLAYS BANK PLC	$36,000,000

SUNTRUST BANK	$36,000,000

U.S. BANK NATIONAL ASSOCIATION	$36,000,000

WELLS FARGO BANK, NATIONAL ASSOCIATION	$30,000,000

SILICON VALLEY BANK	$30,000,000

THE HUNTINGTON NATIONAL BANK	$24,000,000

BANK OF AMERICA, N.A.	$24,000,000

PEOPLE’S UNITED BANK	$16,000,000

AGGREGATE COMMITMENTS	$600,000,000